UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2022
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 West Huron St.		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On March 1, 2022, GoHealth, Inc. issued a press release announcing its preliminary, unaudited financial results and select operating metrics for the quarter and year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
GoHealth, Inc. (the “Company”) and Travis Matthiesen, the Company’s Interim Chief Financial Officer, have agreed to amend his existing employment agreement. Pursuant to the amendment, Mr. Matthiesen is eligible to receive two cash bonuses each equal to $350,000. The first bonus is to be paid upon the later of (i) the filing of the Form 10-K for fiscal year 2021 or (ii) March 30, 2022. The second bonus is to be paid no later than June 30, 2022. Both bonuses are conditioned upon Mr. Matthiesen staying employed with the Company, except that if the Company terminates Mr. Matthiesen without “Cause” (as defined in Mr. Matthiesen’s employment agreement), Mr. Matthiesen shall be entitled to receive such second bonus. The amendment also modifies the circumstances under which Mr. Matthiesen is entitled to receive severance, providing that he may terminate his employment between June 1, 2022 and June 15, 2022 for “Good Reason” (as defined in Mr. Matthiesen’s employment agreement as modified in the second amendment), effective as of June 30, 2022, and receive the severance benefits contemplated by his employment agreement.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated March 1, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GoHealth, Inc. (Registrant)

Date:	March 1, 2022	By:	/s/ Travis J. Matthiesen
Travis J. Matthiesen Interim Chief Financial Officer (Principal Financial and Accounting Officer)